USA MUTUALS BEATING BETA FUND Trading Symbols: Institutional Class Shares (BEAIX) Investor Class Shares (BEATX) Class A Shares (BEABX) Class C Shares (BEAQX) Summary Prospectus July 29, 2016

Before you invest, you may want to review the USA Mutuals Beating Beta Fund’s (the "Beating Beta Fund" or the "Fund") prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.usamutuals.com/literature_forms.  You may also obtain this information at no cost by calling 866-264-8783 or by sending an e-mail request to fundinfo@usamutuals.com.  The Fund’s prospectus and statement of additional information, both dated July 29, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Beating Beta Fund is capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Beating Beta Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and under “Shareholder Information—Sales Charge Reductions and Waivers” beginning on page 22 of the Statutory Prospectus and “Purchase and Redemption of Shares—Class A Sales Charge Waivers” beginning on page 36 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class	Class A	Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the net asset value of the shares on the date of original purchase if redeemed within 12 months of purchase)	None	None	None	1.00%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the net asset value of the shares on the date of original purchase for purchases of $1,000,000 or more if redeemed within 18 months of purchase)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	0.25%(1)	1.00%
Other Expenses	118.59%	118.26%	118.26%	118.00%
Total Annual Fund Operating Expenses(2)	119.59%	119.51%	119.51%	120.00%
Less: Fee Waiver/Expense Reimbursement	-118.33%	-118.00%	-118.00%	-117.74%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.26%	1.51%	1.51%	2.26%

(1)
The Beating Beta Fund has adopted a distribution plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the Rule 12b-1 Plan, the Fund may pay an annual Rule 12b-1 distribution fee of up to 0.50% for Class A shares.  For the 12-month period covered by this Prospectus, the Fund’s Board of Trustees (the “Board of Trustees”) has authorized a Rule 12b-1 distribution fee of only 0.25% for Class A shares.

(2)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the expense ratio in the Beating Beta Fund’s “Financial Highlights” section of the Statutory Prospectus because the “Financial Highlights” include only the direct expenses of the Fund, and exclude the 0.01% attributed to acquired fund fees and expenses (“AFFE”).

(3)
USA Mutuals Advisors, Inc. (the “Advisor”), the Beating Beta Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution  (12b-1) fees (collectively, “Excluded Expenses”)) to 1.25% of average net assets of the Fund through July 31, 2017, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees, unless either the Board of Trustees or the Advisor terminates the agreement prior to such renewal.  To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.25%.  The current term of the agreement may only be terminated by the Board of Trustees.  The Advisor shall be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses in effect at the time of the waiver.

Example
The following Example is intended to help you compare the cost of investing in the Beating Beta Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  The fee waiver/expense reimbursement agreement discussed in the table above is reflected only through July 31, 2017.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$128	$4,653	$4,750	$4,752
Investor Class	$154	$4,673	$4,768	$4,770
Class A	$720	$4,980	$5,069	$5,071
Class C	$329	$4,683	$4,783	$4,785

If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$229	$4,683	$4,783	$4,785

Portfolio Turnover
The Beating Beta Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs, and potentially higher taxes, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period from December 30, 2015 (the Fund’s commencement of operations) through March 31, 2016, the Fund’s portfolio turnover rate was 25.73% of the average value of its portfolio.

Principal Investment Strategies
The Beating Beta Fund, a diversified investment company, invests primarily in common stocks of companies of large capitalizations, which include U.S. issuers as well as foreign issuers whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Large capitalization companies are those that are listed on the Standard & Poor’s (“S&P”) 500® Index.

Under normal market conditions, USA Mutuals Advisors, Inc. (the “Advisor”), the Beating Beta Fund’s investment advisor, seeks to achieve the Fund’s investment objective by selecting equity securities of companies the Advisor has identified as the best 15% of stocks in each Global Industry Classification Standard (“GICS”) sector within the S&P 500® Index by evaluating the six company characteristics discussed below for the companies in each sector.  GICS includes ten sectors, 24 industry groups, and 67 industries.  This strategy yields a well-diversified portfolio of approximately 75 stocks with an industry composition similar to the equal-weighted S&P 500® Index.

In selecting securities, the Advisor’s strategy combines six company characteristics that have each been shown individually to generate above average returns, including: 1) stock price relative to company fundamentals, 2) net stock issuance, 3) earnings quality, 4) increases or decreases in company assets, 5) profitability, and 6) past performance.  By combining these characteristics, each company is evaluated based on a comprehensive review of the six company characteristics, with no single characteristic given outsized weighting, creating a well-rounded portfolio.  Additionally, the use of multiple characteristics keeps the turnover lower as individual characteristics can change much more rapidly than a group of characteristics.  Finally, the Advisor believes combining the characteristics is the most effective method for selecting securities.  The use of contrary characteristics, capturing different aspects of a firm, can reinforce the information value of each.

The Beating Beta Fund’s portfolio will have a beta near 1.  Beta is a measure of volatility, or risk level, of a portfolio in comparison to the market as a whole.  A beta of 1 indicates that a portfolio will move with the market.  A beta of less than 1 means the portfolio will be less volatile than the market and a beta of greater than 1 indicates that the portfolio will be more volatile than the market.  The Fund’s portfolio, through sector diversification, will also be highly correlated with the equal-weighted S&P 500® Index.  Thus, the Fund’s portfolio seeks to outperform the large cap equities market without taking additional risk (beta) and with low risk of tracking error and high correlation with the market.

Principal Risks
The risks associated with an investment in the Beating Beta Fund can increase during times of significant market volatility.  Investments in the Fund are subject to the following principal risks:

•	you could lose all or portion of your investment in the Fund;
•	certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
•	investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments;
•	as a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size;
•	common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change;
•
large-capitalization companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors and may not be able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion;

•
sponsored ADRs have less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards while unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is even less information publicly-available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund; and

•	there is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Performance
When the Beating Beta Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Once available, the performance information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available on the Fund’s website at www.usamutuals.com.

Investment Advisor
USA Mutuals Advisors, Inc. is the Beating Beta Fund’s investment advisor.

Portfolio Managers
Mr. Gerald Sullivan, Portfolio Manager, and Mr. Charles Clarke, Portfolio Manager, are the portfolio managers responsible for the day-to-day management of the Beating Beta Fund and have managed the Fund since its inception on December 30, 2015.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the USA Mutuals fund family is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.